LOAN AGREEMENT


                  THIS AGREEMENT made as of the 19th day of November, 1999.

BETWEEN:

                  DONALD W. BUSBY, of 26785 Light Lane, Conifer, Colorado, USA 80433

                  (the "Borrower")

AND:

                  TRIMARK OIL & GAS LTD., a corporation duly continued under the laws of Yukon Territory, having an address at Suite 1305, 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7

                  (the "Lender")


WHEREAS:

A. The Borrower is an employee of the Lender or one of its affiliates;

B.                The Borrower has represented to the Lender that:

         (a) The Borrower wishes to purchase land ("Land") in Bakersfield California upon which a house ("Building") is or will be built;

         (b) The purchase price for the Land and Building will not exceed US$600,000;

         (c) The Borrower will borrow US$300,000 for the purchase of the Land and Building from a financial institution which will take a first mortgage against the Land and Building; and

         (d) The Borrower wishes to borrow US$125,000 (the "Loan") from the Lender which will be used for the purchase price of the Land and Building;

C. The Lender has determined that it is in the best interests to make the Loan to the Borrower for the purpose of purchasing the Land and Building;

D. The parties have agreed to enter into this Agreement in order to set forth the terms and conditions pertaining to the Loan;

                  NOW THEREFORE in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, it is agreed as follows:

1.                INTERPRETATION

1.1 In this Agreement, unless the context otherwise requires, the following terms and expressions shall have the following meanings:

         (a) "Date of Advance" means the date the Lender advances the proceeds of the Loan to the Borrower pursuant to paragraph 2.1;

         (b) "Event of Default" means an event of default defined in paragraph 7.1;

         (c) "Interest Rate" means 5.00% per annum compounded monthly not in advance;

         (d) "Lender's Security" means the security documents referred to in paragraph 5;

         (e) "Loan" shall have the meaning ascribed to it in Recital B hereof;

         (f) "Maturity Date" means the date on which any outstanding balance of the Loan and interest accrued thereon is payable in full by the Borrower, being the earlier of:

                       (i) the date the Lender has declared the Loan to be payable pursuant to paragraph 7.2(b); and

                      (ii)   the date which is 2 years from the Date of Advance;

         (g) "Promissory Note" means the promissory note in the form attached as Schedule "A"; and

         (h)      "Property" means Land and Building.

2.                LOAN

2.1 Subject to the provisions hereof, the Lender agrees to loan US$125,000 to the Borrower for the purpose of purchasing the Property from a third party. The proceeds of the Loan will be advanced in one lump sum two business days prior to the closing date for the purchase of the Property. The Borrower will give the Lender five business days advance notice of the closing date for the purchase of the Property.

2.2 The Borrower acknowledges that the advance of the Loan will be made subject to the terms and conditions of this Agreement.

3.                REPAYMENT

3.1 The Loan and all unpaid interest accrued thereon pursuant to paragraph 4 hereof shall be due and payable on the Maturity Date.

3.2 The Borrower may prepay any portion of the Loan outstanding from time to time without notice or penalty.

3.3 All payments by the Borrower to the Lender shall be paid at par to the Lender at Suite 1305, 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7, or such other place as the Lender may specify in writing from time to time.

4.                INTEREST

4.1 The Borrower shall pay to the Lender on the last day of each month interest on the Loan at the Interest Rate, calculated daily from the Date of Advance.

4.2 The Loan will bear interest at the Interest Rate both before and after maturity, default or judgment.

5.                SECURITY

5.1 As general and continuing security for the due payment of the Loan and any other sums owing by the Borrower to the Lender hereunder, the Borrower shall:

         (a) execute and deliver to the Lender on the Date of Advance a promissory note in the form set out in Schedule "A" hereto, made payable to the Lender;

         (b) provide a mortgage on the Property in favour of the Lender at such time as the Property is purchased by the Borrower which mortgage will rank in priority to all other mortgages or charges except mortgages in favour of a financial institution who has advanced funds for the purchase of the Property; and

         (c)      execute  and  deliver  to  the  Lender  any  other   documents
                  reasonably required by the Company from time to time in respect of the Loan in accordance with the provisions herein.

6.                USE OF LOAN

6.1               The Borrower covenants and agrees with the Lender to:

         (a) apply all of the proceeds of the Loan to the purchase of the Property; and

         (b) remain the beneficial owner of the Property during the term of the Loan.

7.                EVENTS OF DEFAULT AND REMEDIES

7.1 EVENTS OF DEFAULT: Any one or more of the following events shall constitute an Event of Default (whether any such Event of Default shall be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) the failure by the Borrower to make any payment of interest on the Loan on its due date;

         (b) the failure by the Borrower to make any payment of principal of the Loan on its due date;

         (c) the failure by the Borrower to perform or observe any of the other covenants, conditions or agreements to be performed or observed by the Borrower hereunder which such failure shall continue unremedied for a period of 5 business days after written notice thereof by the Lender to the Borrower;

         (d)      the  default  by  the  Borrower  under  any  of  the  Lender's
                  Security;

         (e) the making of any representation or warranty by the Borrower herein or in any document or certificate furnished the Lender in connection herewith or pursuant hereto which proves at any time to be materially incorrect, as of the date made;

         (f)      12 months after the date of the death of the Borrower;

         (g)      a legal determination of mental incapacity of the Borrower;

         (h) the 30th day after the date that the Borrower ceases to be employed by the Lender or any of its affiliates;

         (i) the making by the Borrower of a proposal or general assignment for the benefit of its creditors or other acknowledgement of the Borrower's insolvency;

         (j)      the  appointment  of a trustee in  bankruptcy of the Borrower;
                  and

         (k) the default by the Borrower under the Loan Agreement dated November 19, 1999 between the Borrower and Hilton Petroleum Ltd.

7.2 REMEDIES UPON DEFAULT: Upon the occurrence of any Event of Default and at any time thereafter, provided that the Borrower has not therefor remedied all outstanding

Events of Default, the Lender may, in its discretion, by notice to the Borrower, declare this Loan Agreement to be in default. At any time thereafter, while the Borrower shall not have remedied all outstanding Events of Default, the Lender, at its discretion and subject to compliance with any mandatory requirements of applicable law then in effect, may:

         (a)      terminate any of its obligations hereunder;

         (b) declare the then outstanding principal and interest on the Loan to be immediately due and payable and such moneys and liabilities shall forthwith become due and payable without presentment, demand, protest or other notice of any kind to the Borrower, all of which are hereby expressly waived; and

         (c) exercise any or all of its remedies under any or all of the Lender's Security.
7.3 COSTS: In the event of a default, the Borrower will pay all costs incurred by the Lender in enforcing and collecting upon this Agreement, which costs will be deducted from the proceeds realized under the Lender's Security.

8.                PRESENTMENT

8.1 To the extent permitted by applicable law, the Borrower hereby waives presentment, demand, notice of dishonour, notice of protest, notice of non-payment and any other notice required by law to be given to the Borrower in connection with the default or enforcement of this Agreement or any security agreement relating to this agreement, and the Borrower consents to:

         (a) any delays, extensions, renewals or other modifications of this Agreement;

         (b)      the waiver of any term of this Agreement; and

         (c) the release of any security given by the Borrower in respect of the Borrower's obligations under this Agreement, whether by the Lender or any other person, and the Borrower agrees that no such action or failure to act by the Lender or any other person shall affect or impair the obligations of the Borrower, or be construed as being a waiver by the Lender or that other person of its rights under the Agreement.

9.                NOTICES

         (a)      IF TO THE BORROWER:
                  Donald W. Busby
                  26785 Light Lane
                  Conifer, Colorado
                  USA 80433

                  Facsimile: (303) 838-6209

         (b)      IF TO THE LENDER:
                  Trimark Oil & Gas Ltd.
                  Suite 1305, 1090 West Georgia Street
                  Vancouver, British Columbia
                  V6E 3V7

                  ATTENTION: PRESIDENT
                  Facsimile: (604) 683-1585

                  Any notice, direction or instrument given shall:

         (a) if delivered be deemed to have been given or made at the time of delivery;

         (b) if mailed by registered mail and properly addressed be deemed to have been given or made on the third day following the day on which it was so mailed provided that should there be at the time of mailing or between the time of mailing and the actual receipt of the notice a mail strike, slowdown, or other labour dispute which might affect the delivery of that notice by the mails then the notice shall be only effective if actually delivered; and

         (c) if sent by facsimile, telegraph, telex, telecommunication device, or other similar form of communication be deemed to have been given or made on the day following the day on which it was sent.

                  Any party may give written notice of change of address in the same manner in which event notice shall thereafter be given at that changed address.

10.               MISCELLANEOUS

10.1 ASSIGNABILITY BY LENDER: The Borrower acknowledges and agrees that the Lender may assign all or any portion of its rights, obligations and benefits under this Agreement and the Lender's Security as the Lender sees fit. The Borrower will execute such assurances and conveyances as may be reasonably required by the Lender in order to give effect to such assignment, including executing additional Lender's Security which replace or are to be substituted for existing Lender's Security to facilitate assignment thereof by the Lender.

10.2              ASSIGNABILITY  OF  BORROWER:   This  Agreement  will  not   be
assignable by the Borrower without the written consent of the Lender first had and obtained.

10.3              ENUREMENT: This Agreement shall enure to the benefit of and be
binding  upon  the  parties  hereto  and  their  respective  heirs,   executors,
administrators, successors and permitted assigns.

10.4 JURISDICTION: The Borrower hereby irrevocably agrees that any legal action or proceedings against it with respect to this Agreement or any of the Lender's Security may be brought to the Courts of the Province of British Columbia and, by execution and delivery of this Agreement, the Borrower hereby irrevocably submits to such jurisdiction.

10.5 GOVERNING LAW: This Agreement and any of the Lender's Security and the rights and obligations of the parties hereto and thereto shall be governed by and be construed in accordance with the laws of the Province of British Columbia.

10.6 FURTHER ASSURANCES: As and so often as the Lender may require, the Borrower shall execute and deliver to the Lender, at the expense of the Borrower, such further and other assurances and conveyances as may be necessary to properly carry out the intention of this Agreement.

10.7 AMENDMENTS: Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

10.8 TIME OF ESSENCE: Time is expressly declared and stipulated to be of the essence of this Agreement in respect of all payments to be made hereunder and all covenants and agreements to be performed and fulfilled. Any extension of time hereunder shall not be deemed to be or to operate in law as a waiver on the part of the Lender that time is to be of the essence of this Agreement.

10.9 ENTIRE AGREEMENT: This Agreement and the other agreements referred to herein embody the entire agreement and understanding between the parties hereto and supercede all prior agreements and undertakings whether oral or written relative to the subject matter hereof.

10.10 SUBJECT TO REGULATORY ACCEPTANCE: This Agreement is subject to acceptance by the Vancouver Stock Exchange.


                  IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


SIGNED, SEALED AND DELIVERED by               )
DONALD W. BUSBY in the presence of:           )
                                              )
                                              )
----------------------------------------      )
Witness                                       )
                                              )

----------------------------------------      )
Name                                          )
                                              )     ---------------------------
                                              )     DONALD W. BUSBY
----------------------------------------      )
Address                                       )
                                              )
                                              )
----------------------------------------      )
Occupation                                    )
                                              )
                                              )
The Corporate Seal of TRIMARK OIL & GAS       )
LTD. was hereunto affixed in the presence     )
of:                                           )
                                              )
                                              )
----------------------------------------      )                c/s
Authorized Signatory                          )

                                  SCHEDULE "A"


US$125,000                                                   _____________, 1999
                                                                 VANCOUVER, B.C.

                                 PROMISSORY NOTE


FOR VALUE RECEIVED, the undersigned promises to pay on ____________, 2001 to the order of TRIMARK OIL & GAS LTD. (the "Lender") the sum of One Hundred Twenty-Five Thousand United States Dollars (US$125,000), or such other amount as may be owing from time to time by the undersigned to the Lender (the "Principal Amount"), together with interest thereon at the rate hereinafter provided.

Interest on the unpaid balance of the Principal Amount shall be paid at the Interest Rate by the undersigned to the Lender on the last day of each month calculated daily from the date hereof. As used herein, "Interest Rate" means 5.00% per annum, compounded monthly not in advance.

Upon the making of any repayment on the account of the Principal Amount, an entry shall be made on the grid attached as Schedule "A" hereto and such entry shall show the amount of the repayment, plus the resulting outstanding balance. Absent manifest error, the amount shown as being the outstanding balance of Principal Amount on such grid shall constitute conclusive evidence of the balance of the Principal Amount outstanding from time to time.

Extension of time of payment of all or any part of the amount owing hereunder at any time or times or failure of the holder hereof to enforce any of its rights or remedies hereunder or under any instrument securing this note or any releases or surrender of property shall not release any party hereof and shall not constitute a waiver of the rights of the holder hereof to enforce such rights and remedies thereafter.

The undersigned and each endorser hereof waives demand and presentment for payment, notice of dishonour, notice of non-payment, protest and notice of protest of this promissory note.

The obligations of the undersigned under this Promissory Note are subject to the terms and conditions of a Loan Agreement made as of the 19th day of November, 1999 between the undersigned and the Lender.


IN WITNESS WHEREOF the undersigned has executed this Promissory Note on the date first above written.




----------------------------------
DONALD W. BUSBY

                                  SCHEDULE "A"


                  GRID SHOWING OUTSTANDING PRINCIPAL AMOUNT ON
              THE PROMISSORY NOTE DATED ____________, 1999 MADE BY
                                 DONALD W. BUSBY
                       IN FAVOUR OF TRIMARK OIL & GAS LTD.
                         (All amounts shown are in US$)


================================================================================

                                                             INITIALS OF OFFICER
DATE OF          AMOUNT OF       AMOUNT OF    OUTSTANDING    OF TRIMARK OIL &
ADVANCE          ADVANCE         REPAYMENT    BALANCE        GAS LTD.
OR REPAYMENT
--------------------------------------------------------------------------------

Opening          $125,000                     $125,000
balance
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